SUPPLEMENT DATED SEPTEMBER 26, 2023 TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2023 FOR

ACCUMULATOR VARIABLE UNIVERSAL LIFE

Effective October 3, 2023, the disclosure for “Suicide Exclusion” under the Section Titled “THE POLICY - GENERAL MATTERS” is replaced in its entirety by the following:

Suicide Exclusion: If the Insured commits suicide, while sane or insane, within two years of the Issue Date (or any shorter period as may be required by state law), the Policy will terminate and Our liability is limited to an amount equal to the premiums paid, less any withdrawals and minus any Loan Amount. We will pay this amount to the Beneficiary in a single sum.

If the Policy lapses and is reinstated and the Insured later commits suicide, while sane or insane, within two years of the reinstatement date (or any shorter period as may be required by state law), the Policy will terminate and Our liability is limited to an amount equal to the Policy Value reinstated plus premiums paid after reinstatement, less any withdrawals and minus any Loan Amount. We will pay this amount to the Beneficiary in a single sum.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount that was requested by You and subject to evidence of insurability (or any shorter period as may be required by state law), We will not pay a Death Benefit on that increase. We will refund the monthly deductions for that increase.